UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 30, 2020
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Minnesota			1-11411	41-1790959
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 30, 2020, at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Polaris Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement of the Polaris Inc. 2007 Omnibus Incentive Plan (the “Plan”) that increased the aggregate number of shares that may be issued under the Plan by 3,450,000 shares, from a total of 24,325,000 shares to 27,775,000 shares. The Plan, as amended and restated, is incorporated herein by reference to Annex A of the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 13, 2020 (the “Proxy Statement”).

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 30, 2020. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. Of the 61,453,385 shares of common stock outstanding on the record date of March 2, 2020, 55,270,268 shares were voted at the Annual Meeting. The final results for the votes regarding each proposal are set forth below. The percentage voted for is calculated using a denominator equal to the total number of shares voted at the meeting less broker non-votes.

1.	The following nominees were elected as Class II members of the Board of Directors of the Company for three-year terms ending in 2023:

Name	For	Against	Abstain	Broker Non-Votes	% Voted For
George W. Bilicic	43,602,017	1,257,130	736,437	9,674,684	95.6%
Gary E. Hendrickson	43,057,256	1,839,755	698,573	9,674,684	94.4%
Gwenne A. Henricks	44,457,713	489,376	648,495	9,674,684	97.5%

The terms of the following directors continued after the Annual Meeting: Annette K. Clayton, Kevin M. Farr, Bernd F. Kessler, Lawrence D. Kingsley, Gwynne E. Shotwell, John P. Wiehoff, and Scott W. Wine.

2.
The amendment and restatement of the Polaris Inc. 2007 Omnibus Incentive Plan to increase the number of shares of the Company’s common stock authorized for awards from 24,325,000 to 27,775,000 was approved:

For    Against    Abstain    Broker Non-Votes        % Voted For
36,525,269    8,750,274    320,041    9,674,684            80.1%

3.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020 was ratified:

For    Against    Abstain    % Voted For
54,382,278    518,562    369,428    98.4%

4.	The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For    Against    Abstain    Broker Non-Votes        % Voted For
37,308,639    7,814,327    472,618    9,674,684            81.8%

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1
Polaris Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 30, 2020), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders filed March 13, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLARIS INC. (Registrant)

Date:	May 4, 2020	/s/ Lucy Clark Dougherty
Lucy Clark Dougherty Senior Vice President — General Counsel, Chief Compliance Officer and Secretary